UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844
(Registrant’s telephone number, including area code)

6564 Smoke Tree Lane Scottsdale, Arizona 85253
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On November 24, 2009, Donahue Associates, LLC (“Donahue Associates”) resigned as independent auditor of EGPI Firecreek, Inc. (the “Registrant”).

(ii)
The reports of Donahue Associates on the Registrant’s consolidated financial statements as of and for the periods ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)	The board of directors and audit committee of the Registrant discussed the desire to resign with Donahue Associates and reluctantly accept such resignation.

(iv)
During the Registrant's two most recent fiscal years, and any subsequent interim period preceding the resignation on November 24, 2009, there were no disagreements between the Registrant and Donahue Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Donahue Associates, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

(v)
The Registrant has provided Donahue Associates with a copy of the disclosures it is making in response to this Item.  The Registrant has requested Donahue Associates to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by Donahue Associates as an exhibit to this Report.

(b) New independent registered public accounting firm

On November 24, 2009, the Registrant's board of directors resolved to retain M & K CPAs, PLLC as the sole principal independent registered accountant for the Registrant. During the two most recent fiscal years and through November 24, 2009, the Company had not consulted with M & K CPAs, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that M & K CPAs, PLLC concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

16.0	Letter from Donahue Associates, LLC with respect to the disclosures contained in this Current Report, dated November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2009.

EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer